Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Kenneth A. Brause, hereby certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as Chief Financial Officer of On Deck Capital, Inc. (the "Company"), that, to my knowledge, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2019 as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 28, 2020

/s/ Kenneth A. Brause
Kenneth A. Brause Chief Financial Officer